UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2005
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-368-2	94-0890210

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 99.1

Item 1.01. Entry into a Definitive Material Agreement
On December 7, 2005, the Board of Directors of Chevron Corporation (“Company”) approved amendments to the Chevron Corporation Change In Control Surplus Employee Severance Program for E-Level Salary Grades (“ESP”) and the Chevron Corporation Benefit Protection Program (“BPP”). The amendments (1) reduce the executive severance payment under the ESP from 3-times base salary plus target bonus to 2.5-times base salary plus target bonus; (2) cap the excise tax and gross-up payment to the executive under the BPP at 2.99 times the employee’s base amount as defined by Internal Revenue Code Section 280G; and (3) change the name of the ESP to the Chevron Corporation Change In Control Surplus Employee Severance Program for Salary Grades 41 and Above. The changes are only applicable to eligible executives and have no applicability for the broad-based employee population. The amended and restated ESP and BPP are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.
In addition, the Board approved amendments to the Management Incentive Plan of Chevron Corporation (the “MIP”), the Chevron Corporation Long-Term Incentive Plan (the “LTIP”), and the Chevron Corporation Deferred Compensation Plan for Management Employees (the “DCP”) to add a provision affecting grants under the plans made on or after June 29, 2005. Under the amendments, the administrator of each plan has the sole discretion, if a plan participant engages in misconduct (as defined in each plan), to subject outstanding grants to forfeiture, to subject the proceeds from exercised option grants less the purchase price to forfeiture and to require repayment of awards. In addition, the definition of misconduct in each of the LTIP, MIP and DCP has been amended to include conduct beyond actions that require an accounting restatement due to material noncompliance and include disclosing Company proprietary information or intellectual property, failing to return Company property upon termination of employment, engaging in competition with the Company within twelve months following termination of employment, failing to inform a new employer of the former Company employee’s confidentiality obligations, inducing Company employees or customers to cease work or breach a contract with the Company, engaging in conduct that is not in good faith and interferes with the Company’s business or reputation and committing embezzlement, fraud or theft with respect to Company property. The amended and restated MIP, LTIP and DCP are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report and are incorporated herein by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On December 7, 2005, the Board of Directors elected Linnet F. Deily to the Board of Directors to be effective as of January 24, 2006. A copy of the press release dated December 7, 2005 announcing the election of Ms. Deily is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
                (d)    Exhibits

Number	Exhibit
10.1	Chevron Corporation Change In Control Surplus Employee Severance Program For Salary Grades 41 and Above, as amended on December 7, 2005.
10.2	Chevron Corporation Benefit Protection Program, as amended and restated on December 7, 2005.
10.3	Management Incentive Plan of Chevron Corporation, as amended and restated on December 7, 2005.
10.4	Chevron Corporation Long-Term Incentive Plan, as amended and restated on December 7, 2005.
10.5	Chevron Corporation Deferred Compensation Plan for Management Employees, as amended and restated on December 7, 2005.
99.1	Press release dated December 7, 2005 announcing the election of Linnet F. Deily to the Board of Directors of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: December 12, 2005	By:	/s/ Christopher A. Butner
Christopher A. Butner, Assistant Secretary